Directors and key management compensation	12 Months Ended
Dec. 31, 2017
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Directors and key management compensation
Directors and key management compensation

Compensation, consisting of salaries, performance and retention bonuses, other benefits, severance and director fees to key management personnel and directors for the year ended December 31, 2017 amounted to $10,721 (2016 – $7,928; 2015 - $7,549). The compensation for the period includes severance payable to the former Chief Operating Officer and the former Chief Financial Officer.

Share based compensation expense recorded for key management and directors, for the year ended December 31, 2017 amounted to $4,804 (2016 – $11,465; 2015 - $8,842). The stock based compensation for the year includes the accelerated vesting of stock options and RSUs held by a former officer of the Company.